UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 13, 2011

CLEAN POWER CONCEPTS INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-52035
(State or other jurisdiction of incorporation)	(Commission File No.)

1620 McAra Street
Regina, Saskatchewan, Canada S4N 6H6
(Address of principal executive offices and Zip Code)

306-546-8327
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BUSINESS

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “could”, "may", "will", "should", "expects", "plans”, "anticipates", "believes", "estimates", "predicts", "potential" or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable laws, including the securities laws of the United States, we do not intend to update any of the forward-looking statements so as to conform these statements to actual results.

EXPLANATORY NOTE

This Current Report on Form 8-K is being filed in connection with the Company’s entry into of an equity financing agreement.

This Current Report on Form 8-K responds to the following items of Form 8-K:

Item 1.01	Entry into a Material Definitive Agreement.

Item 3.02	Unregistered Sales of Equity Securities.

Item 99.01	Financial Statements and Exhibits. Press Release

As used in this Current Report on Form 8-K and unless otherwise indicated, the terms the “Company,” “we,” “us,” and “our” refer to Clean Power Concepts, Inc.

All dollar amounts in this report refer to U.S. dollars unless otherwise indicated.

Item 1.01  Entry Into A Material Definitive Agreement.

The Company entered into an Investment Agreement with Centurion Private Equity, LLC (“Centurion”) on April 12, 2011.  Pursuant to the Investment Agreement, Centurion committed to purchase up to $30,000,000 of our common stock, over a period of time terminating upon the earlier of (i) 30 months from the effective date of the registration statement; or (ii) 36 months from the date of the Investment Agreement, subject to an effective registration statement covering the resale of the common stock and subject to certain conditions and limitations set forth in the Investment Agreement, including limitations based upon the trading volume of the Company’s common stock. The maximum aggregate number of shares issuable by us and purchasable by Centurion under the Investment Agreement is that number of shares of common stock having an aggregate purchase price of $30,000,000.

We may draw on the facility from time to time, as and when we determine appropriate in accordance with the terms and conditions of the Investment Agreement.  The maximum amount that we are entitled to put in any one notice is such number of shares of Common Stock as equals $1,250,000 provided that the number of shares sold in each put shall not exceed a share volume limitation equal to the lesser of: (i) 5 million shares or (ii) 15% of the aggregate trading volume (the “Volume Limitation”) of the Common Stock traded on our primary exchange during any pricing period for such put excluding any days where the lowest intra-day trade price is less than the trigger price (which is the greater of: (a) the floor price plus a fixed discount of $0.01, subject to adjustment in certain circumstances; (b) the floor price if any set by us divided by 0.97; or (c) $0.01, the greater of all three clauses being referred to as the “Trigger Price”).  The offering price of the securities to Centurion will equal the lesser of: (i) 97% of the lowest daily volume weighted average price, or “VWAPs,” of our common stock during the ten trading day period beginning on the trading day immediately following the date Centurion receives our put notice (the “Market Price”) or (ii) the Market Price minus $0.01. However, if, on any trading day during a pricing period, the lowest intra-day trading price of the common stock is lower than the Trigger Price, then that day’s trading volume is excluded from the calculation of the Volume Limitation on the number of shares that we are entitled to sell in that put.  There are put restrictions applied on days between the put notice date and the closing date with respect to that particular put.  During such time, we are not entitled to deliver another put notice.

Logistically, in terms of timing of each put, the Investment Agreement provides that at least five business days but no more than ten business days prior to any intended put date, we must deliver an advance put notice to Centurion, stating the number of shares included in the put and the put date.

There are circumstances under which we will not be entitled to put shares to Centurion, including the following:

●	we will not be entitled to put shares to Centurion unless there is an effective registration statement under the Securities Act to cover the resale of the shares by Centurion;

●
we will not be entitled to put shares to Centurion unless our common stock shall be listed for trading on the New York Stock Exchange, American Stock Exchange or Nasdaq Market System (including the Nasdaq Capital Market, the Nasdaq Global Market or the Nadaq Global Select Market) or the OTC QX, the OTC QB or the OTC Pink Market and has not been suspended from trading;

●
we will not be entitled to put shares to Centurion if an injunction shall have been issued and remain in force against us, or action commenced by a governmental authority which has not been stayed or abandoned, prohibiting the purchase or the issuance of the shares to Centurion;

●
we will not be entitled to put shares to Centurion if we have not complied with our obligations and are otherwise in breach of or in default under, the Investment Agreement, our registration rights agreement or any other agreement executed in connection therewith with Centurion; and

●	we will not be entitled to put shares to Centurion to the extent that such shares would cause Centurion’s beneficial ownership to exceed 9.99% of our outstanding shares.

The Investment Agreement further provides that Centurion is entitled to customary indemnification from us for any losses or liabilities it suffers as a result of any breach by us of any provisions of the Investment Agreement or our registration rights agreement with Centurion, or as a result of any lawsuit brought by a third-party arising out of or resulting from Centurion’s execution, delivery, performance or enforcement of the Investment Agreement or the registration rights agreement or from material misstatements or omissions in the prospectus accompanying the registration statement for the resale of the shares issued to Centurion.

The Investment Agreement also contains representations and warranties of each of the parties.  The assertions embodied in those representations and warranties were made for purposes of the Investment Agreement and are subject to qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Investment Agreement.  In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what a stockholder or investor might view as material, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts.

In connection with the preparation of the Investment Agreement and the registration rights agreement, we issued Centurion 231,934 shares of common stock as a document preparation fee having a value of $20,000 and 5,454,545 shares of common stock, having a value of $600,000 (2% of the Maximum Offering Amount) as a commitment fee.  We also issued a total of 2,727,272 shares to the placement agent for the transaction.

We also entered into a Registration Rights Agreement with Centurion pursuant to which we granted Centurion certain registration rights with respect to the shares issued to Centurion accordance with the terms of the Investment Agreement as a commitment fee and document preparation fee as well as the shares to be issued in connection with a put. We also agreed to register the placement agent shares.

This description of the Investment Agreement and Registration Rights Agreement with Centurion does not purport to be complete and is qualified in its entirety by reference to the Investment Agreement and Registration Rights Agreement, which are attached as exhibits hereto and incorporated by reference herein.

Item 3.02  Unregistered Sales of Equity Securities.

In connection with the Investment Agreement we issued an aggregate of 5,686,479 shares of our common stock to Centurion and an aggregate of 2,727,272 shares to the placement agent for the transaction. These securities were issued in reliance on Section 4(2) of the Act.  The issuance did not involve any general solicitation or advertising by us.    Centurion acknowledged the existence of transfer restrictions applicable to the securities sold by us.  Certificates representing the securities sold contain a legend stating the restrictions on transfer to which such securities are subject.

Item 9.01  Financial Statements and Exhibits

EXHIBITS, FINANCIAL STATEMENT SCHEDULES

Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith
10.1	Investment Agreement with Centurion				x

10.2	Registration Rights Agreement				x

99.1	Press Release				x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLEAN POWER CONCEPTS, INC.

Date: April 14, 2011	By:	/s/ Michael Shenher
Michael Shenher
Chief Executive Officer